Putnam
Pennsylvania
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Pennsylvania Tax Exempt Income Fund's recently concluded semiannual period coincided with one of the more anxiety-driven times in recent memory. Uncertainties generated by the Federal Reserve Board's interest-rate policy, the slowing pace of the economy, and the aftermath of the U.S. presidential election contributed to the general sense of unease.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments. In this case, they have also been increasingly drawn to the tax advantages of municipal bonds, helping to boost demand in the face of a diminishing supply. Consequently, your fund, which had been under some pressure for much of its 2000 fiscal year, begins fiscal 2001 with solid performance.

Seasoned investors realize that uncertainties such as we have recently experienced are usually transitory. Your fund's manager, Susan
McCormack, successfully positioned the fund to benefit as the market encounters a more favorable climate. We are confident that her strategies will enable the fund to take full advantage of the opportunities available in fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Susan A. McCormack

The past six months have been difficult for investors in the stock market, with an unprecedented amount of volatility sparked by a slowdown in the economy. The municipal bond market anticipated the beginning of the economy's slowdown and delivered significantly better performance to fixed-income investors who maintained their positions. Putnam Pennsylvania Tax Exempt Income Fund was no exception. Throughout the six months ended November 30, 2000, we remained focused on generating a high rate of tax-exempt income, but also took advantage of opportunities to boost the fund's total return.

Total return for 6 months ended 11/30/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-------------------------------------------------------------
    6.47%   1.37%    6.12%   1.12%    6.18%   2.74%
-------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* ECONOMY MODERATES, FED SHIFTS STANCE

For the first five months of the year, the Federal Reserve Board was absorbed in an agenda of raising interest rates in efforts to slow economic growth. The last interest-rate hike came in May, when the benchmark federal funds target rate on bank overnight loans rose by one-half of a percentage point. Since then, economic indicators have shown that growth has slowed significantly and now appears to be running at approximately 3% annually. In October, for example, factory orders fell 3.3%, the first decline in months, according to the U.S. Commerce Department. In addition, there are some signs that unemployment may be creeping upward, while productivity appears to be steady.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              20.3%

Education                19.6%

Water and sewer          15.1%

Utilities                10.7%

Transportation            3.8%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

Just after the close of your fund's semiannual period, Fed Chairman Alan Greenspan signaled a change in the Fed's stance on interest rates, indicating that it was more concerned with the slowing economy than with an outbreak in inflation. In January, in a surprise move, the Fed lowered rates by one half of one percentage point, the first decrease in almost two years.

* PERFORMANCE AND OPPORTUNITY

For much of 2000, the municipal bond market anticipated a slowdown in the economy and, consequently, delivered better performance despite the Fed's string of interest-rate increases. Over much of the past six months we began to see positive total returns as interest rates in the municipal market have peaked and fallen. In tandem with declining interest rates and strong demand for high-quality bonds, the AAA sector of the municipal market has benefited the most. As a result, we witnessed a dramatic difference in yield (known as yield spread) between the highest-rated and lowest-rated municipal bonds.

As investors have moved into higher-quality municipal bonds, pushing up their prices, the prices of lower-rated bonds have lagged. In the past, we've stated that it has been our strategy to increase the lower-rated holdings in your fund's portfolio. This price drop created an unusual opportunity for us to invest in a greater number of lower-rated bonds at attractive prices.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 51.4%

Aa/AA -- 1.1%

A -- 6.5%

Baa/BBB -- 35.2%

Ba/BB -- 4.7%

Other -- 1.1%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


We still believe that the lower-rated sector is a good place to be invested -- that the fall in lower-rated bond prices is not due to rising defaults or a looming recession, but rather to earlier cash flow out of municipal bond funds. When investors leave a market (such as they did when the equity markets became troubled in March) lower-credit securities are generally the first to be sold. However, there is a positive aspect to waiting for lower-rated credit sectors to perform better. Investors receive attractive income levels while they wait. With better performance in the general municipal bond market, extremely low valuations in the lower-rated sectors, and the return of many investors to the municipal market, we have begun to see signs that credit yield spreads have peaked and are beginning to narrow.


"For investors tired of seesawing in the stock market, some cautious investment in bonds may be just the ticket."

-- Business Week, November 15, 2000

* PORTFOLIO STRATEGIES

Your fund is designed to seek a high level of tax-free income. Over the past six months, we have used two primary strategies for boosting income. First, we continued to selectively add higher-yielding, lower-rated bonds to the portfolio. Second, we opportunistically purchased bonds that we believe will perform well when interest rates start to decline.

When investing in the high-yield sector, Putnam's extensive research capabilities help us to identify and carefully analyze such bonds, allowing us to purchase with a higher degree of confidence undervalued securities as well as securities whose current ratings may not accurately reflect their performance. Putnam's in-depth analytical expertise has become even more important to the fund's management in recent months, since the economy's ongoing expansion has severely limited new bond issuance and made it more challenging to find appropriate additions for the portfolio.

"As the Fed moves toward a more bond-friendly stance, the fund's higher-yielding holdings are well positioned for price appreciation. When interest rates begin to drop, many mutual fund managers will reach for additional yield to keep up their portfolios' income stream. This increase in demand should have a very favorable effect on the high-yield end of the municipal market."

-- Susan A. McCormack, portfolio manager, Putnam Pennsylvania Tax Exempt Income Fund


One higher-yielding holding purchased over the recent period was issued by the Carbon County Industrial Development Authority to finance the Panther Creek project, a power plant that burns waste coal. We purchased $2.3 million of these bonds, which carry a BBB- rating by Standard & Poor's and provide a yield of 6.65%.

Another facet of our investment strategy was to purchase high-quality bonds that mature further in the future. As investors' appetites for higher-quality bonds continued to build, bonds with the highest credit ratings and call protection strengthened. For example, we purchased $2 million worth of Allegheny County Sanitation Authority bonds. These bonds have a 5.5% coupon, mature in 2030, and have call protection through 2010. Plus they are insured.

* CAUTIOUSLY OPTIMISTIC OUTLOOK

In the coming months, the Fed is likely to continue lowering rates if the equity markets remain volatile and the economy continues to slow down. As performance improves in the municipal bond market, the investments in your fund, especially the bonds at the lower end of the rating spectrum, offer the opportunity for increased tax-exempt income and the potential for price appreciation. At the same time, Pennsylvania's fiscal situation remains quite strong, providing a healthy backdrop for its municipal bond market and continuing to make it a good place to invest for tax-exempt income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Pennsylvania Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                       Class A         Class B        Class M
(inception dates)     (7/21/89)       (7/15/93)       (7/3/95)
                     NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months             6.47%   1.37%   6.12%   1.12%   6.18%   2.74%
------------------------------------------------------------------------------
1 year               6.57    1.49    5.88    0.88    6.25    2.78
------------------------------------------------------------------------------
5 years             22.11   16.31   18.19   16.35   20.15   16.20
Annual average       4.08    3.07    3.40    3.08    3.74    3.05
------------------------------------------------------------------------------
10 years            87.41   78.48   74.15   74.15   80.96   75.03
Annual average       6.48    5.96    5.70    5.70    6.11    5.76
------------------------------------------------------------------------------
Annual average
(life of fund)       6.50    6.05    5.70    5.70    6.10    5.80
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                             Lehman Brothers Municipal    Consumer
                                    Bond Index           price index
------------------------------------------------------------------------
6 months                              7.08%                 1.57%
------------------------------------------------------------------------
1 year                                8.18                  3.44
------------------------------------------------------------------------
5 years                              30.88                 13.26
Annual average                        5.53                  2.52
------------------------------------------------------------------------
10 years                             98.76                 30.19
Annual average                        7.11                  2.67
------------------------------------------------------------------------
Annual average
(life of fund)                        7.10                  3.02
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance reflects an expense limitation currently or previously in effect. Had it not been in effect, the fund's total returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/00

                                        Class A         Class B      Class M
------------------------------------------------------------------------------
Distributions (number)                     6               6            6
------------------------------------------------------------------------------
Income 1                               $0.23599        $0.20750     $0.223071
------------------------------------------------------------------------------
Capital gains 1                           --              --           --
------------------------------------------------------------------------------
  Total                                $0.23599        $0.20750     $0.223071
------------------------------------------------------------------------------
Share value:                         NAV     POP          NAV     NAV      POP
------------------------------------------------------------------------------
5/31/00                             $8.35   $8.77        $8.34   $8.36   $8.64
------------------------------------------------------------------------------
11/30/00                             8.65    9.08         8.64    8.65    8.94
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2              5.88%   5.60%        5.18%   5.56%   5.38%
------------------------------------------------------------------------------
Taxable equivalent 3                10.02    9.54         8.82    9.47    9.16
------------------------------------------------------------------------------
Current 30-day SEC yield 4           5.08    4.84         4.43    4.78    4.62
------------------------------------------------------------------------------
Taxable equivalent 3                 8.65    8.24         7.55    8.14    7.87
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.29% federal and state combined tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                       Class A         Class B          Class M
(inception dates)     (7/21/89)       (7/15/93)        (7/3/95)
                     NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months             5.93%   0.94%   5.58%   0.58%   5.76%   2.28%
------------------------------------------------------------------------------
1 year               9.83    4.62    9.12    4.11    9.62    6.10
------------------------------------------------------------------------------
5 years             23.03   17.23   19.08   17.23   21.20   17.24
Annual average       4.23    3.23    3.55    3.23    3.92    3.23
------------------------------------------------------------------------------
10 years            90.20   81.12   76.67   76.67   83.81   77.77
Annual average       6.64    6.12    5.86    5.86    6.28    5.92
------------------------------------------------------------------------------
Annual average
(life of fund)       6.62    6.17    5.82    5.82    6.23    5.93
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
November 30, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                         RATING (RAT)         VALUE
Pennsylvania (94.3%)
-------------------------------------------------------------------------------------------------------------------
     $    5,000,000 Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
                    (Robert Morris College), Ser. A, 6 1/4s, 2/15/26                      Baa3         $  5,037,500
                    Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
          2,450,000 (Childrens Hosp.), MBIA, 5 3/8s, 7/1/17                               Aaa             2,443,875
          3,450,000 (South Hills Hlth.), Ser. A, MBIA, 5 1/8s, 5/1/25                     A2              2,880,750
          1,400,000 Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                    VRDN, Ser. A, 4s, 7/1/27                                              Aa3             1,400,000
                    Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
          1,735,000 (Med. Ctr.), FHA Insd., 6 3/4s, 2/1/26                                AAA             1,800,063
          3,305,000 (Environmental Impt. - USX Corp.), 6s, 1/15/14                        Baa1            3,305,000
          4,000,000 (Environmental Impt. - USX Corp.), Ser. A,
                    5.6s, 9/1/30                                                          Baa2            3,510,000
          2,000,000 Allegheny Cnty., Redev. Auth. Tax Increment Rev.
                    Bonds (Waterfront Proj.), Ser. B, 6.4s, 12/15/18                      A-              2,072,500
          2,000,000 Allegheny Cnty., Sanitation Auth. Rev. Bond, MBIA,
                    5 1/2s, 12/1/30                                                       AAA             1,987,500
                    Allentown, Hosp. Auth. Rev. Bonds
                    (Sacred Heart Hosp.), Ser. A
          6,650,000 6 3/4s, 11/15/14                                                      BBB             6,583,500
          1,200,000 6 1/2s, 11/15/08                                                      BBB             1,207,500
                    Bethlehem, PA Wtr. Auth. Rev. Bonds
          4,000,000 FSA, zero %, 11/15/23                                                 AAA             1,086,960
          1,000,000 FSA, zero %, 11/15/22                                                 AAA               288,750
          1,500,000 Blair Cnty., Hosp. Auth. Rev. Bonds (Altoona Hosp.),
                    AMBAC, 6 1/2s, 7/1/22                                                 Aaa             1,575,000
          2,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners PJ), 6.65s, 5/1/10                            BBB             2,300,625
            595,000 College Township, Indl. Dev. Auth. 1st Mtge. Hlth.
                    Fac. Rev. Bonds (Nittany Valley Rehab. Hosp.),
                    7 5/8s, 11/1/07                                                       BBB-/P            619,544
            775,000 Columbia Cnty., Hosp. Auth. Rev. Bonds
                    (Bloomsburg Hosp.), 5.9s, 6/1/29                                      BBB-/P            609,344
          1,000,000 Council Rock, Schl. Dist. G.O. Bonds, FGIC,
                    4 3/4s, 11/15/17                                                      AAA               922,500
          2,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
                    (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BB-/P           2,184,375
          2,210,000 Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                    (Northwest Med. Ctr.), 8 5/8s, 10/15/13                               BBB-/P          2,406,138
          1,000,000 Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
                    (Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24                     A               1,141,250
          1,000,000 Delaware Cnty., College Auth. Rev. Bonds
                    (Haverford College), 5 3/4s, 11/15/25                                 AA              1,020,000
                    Delaware Cnty., Hosp. Auth. Rev. Bonds
                    (Crozer-Chester Med. Ctr.)
          1,000,000 6s, 12/15/20                                                          BBB+              885,000
          3,235,000 Ser. A, 5.3s, 12/1/27                                                 BBB+            2,490,950
          4,000,000 Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
                    Rev. Bonds, Ser. A, 6.1s, 7/1/13                                      BB-             3,625,000
          3,000,000 Delaware Valley, Regl. Fin. Auth. Local Govt.
                    Rev. Bonds, Ser. B, AMBAC, 5.7s, 7/1/27                               Aaa             3,075,000
          4,100,000 Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                    Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                                 Baa1            4,433,125
          2,000,000 Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
                    (Gannon U.), Ser. D, 5.85s, 6/1/15                                    Baa2            2,002,500
          3,500,000 Erie, Wtr. Auth. Rev. Bonds, 7 1/8s, 12/1/11 (SEG)                    BBB             3,592,645
                    Erie-Western PA Port Auth. Rev. Bonds
            915,000 6 7/8s, 6/15/16                                                       BBB/P             945,881
          1,365,000 6 1/4s, 6/15/10                                                       BBB/P           1,405,950
          4,150,000 Harrisburg, Auth. Wtr.IFB, FGIC, 7.47s, 6/18/15                       Aaa             4,341,938
          2,350,000 Hazleton, Hlth. Svcs. Auth. Rev. Bonds
                    (St. Joseph Med. Ctr.), 6.2s, 7/1/26                                  BBB+            2,112,063
          5,050,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                    (PA Pwr. & Lt. Co.), 8.362s, 9/1/29
                    (acquired 6/20/95, cost $5,572,473) (RES)                             AAA/P           5,592,875
                    Lehigh Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (PA Pwr. & Lt. Co.)
          3,575,000 Ser. B, MBIA, 6.4s, 9/1/29                                            Aaa             3,767,156
          3,000,000 Ser. A, MBIA, 5 1/2s, 2/15/27                                         Aaa             2,955,000
          2,000,000 Luzerne Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Gas & Wtr. Co.), Ser. B, 7 1/8s, 12/1/22                             A               2,102,500
          4,655,000 McKeesport, Area School Dist. G.O. Bonds,
                    zero %, MBIA, 10/1/18                                                 Aaa             1,739,806
          1,035,000 McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                    Baa2            1,056,994
          2,000,000 Montgomery Cnty., Higher Ed. & Hlth. Auth.
                    Hosp. IFB (Abington Hosp.), Ser. A, AMBAC,
                    8.695s, 7/5/11                                                        Aaa             2,105,780
          3,000,000 New Morgan, Indl. Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (New Morgan Landfill Co., Inc.),
                    6 1/2s, 4/1/19                                                        BB-             2,782,500
          2,000,000 Northeastern PA Hosp. & Edl. Auth. College
                    Rev. Bonds (Kings College), Ser. B, 6s, 7/15/11                       BBB             2,030,000
          5,000,000 PA Convention Ctr. Auth. Rev. Bonds, Ser. A,
                    6 3/4s, 9/1/19                                                        Baa2            5,193,750
          3,000,000 PA Econ. Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                    (GEHL Co. Inc.), 9s, 9/1/10                                           BBB/P           3,108,990
          4,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
                    (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           A               4,555,000
          2,600,000 PA Gas Works Rev. Bonds, Ser. 2, FSA, 5 1/2s, 7/1/16                  AAA             2,639,000
                    PA G.O. Bonds (Canon McMillan School Dist.)
          3,200,000 FGIC, zero %, 12/1/19                                                 AAA             1,108,000
          3,230,000 FGIC, zero %, 12/1/18                                                 AAA             1,195,100
          2,000,000 FGIC, zero %, 12/1/17                                                 AAA               790,000
          2,000,000 PA School Dist. G.O. Bonds, Ser. C, MBIA,
                    5 1/2s, 3/1/24                                                        AAA             1,997,500
          7,830,000 PA State COP, Ser. A, AMBAC, 5s, 7/1/15                               Aaa             7,585,313
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          2,490,000 Ser. D, 7.15s, 12/1/18                                                BBB-            2,549,138
          1,000,000 (Colver), Ser. D, 7 1/8s, 12/1/15                                     BBB-            1,025,000
          2,300,000 (Northampton Generating), Ser. A, 6.6s, 1/1/19                        BBB-            2,222,375
          2,000,000 (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-            1,937,500
                    PA State Higher Ed. Assistance Agcy. IFB, Ser. B
          3,850,000 AMBAC, 8.381s, 3/1/22                                                 Aaa             4,263,875
          2,400,000 MBIA, 8.253s, 3/1/20                                                  Aaa             2,889,000
          4,450,000 PA State Higher Ed. Assistance Agcy. Student Loan,
                    Ser. A&B, 7 1/4s, 7/1/18 (acquired various dates
                    from 1/8/97 to 3/18/98, cost $4,461,703)
                    (In default) (NON) (RES)                                              D               1,468,500
                    PA State Higher Ed. Fac. Auth. College & U.
                    Rev. Bonds
          2,500,000 (Duquesne U.), Ser. C, MBIA, 6 3/4s, 4/1/20                           Aaa             2,518,975
          2,600,000 (Allegheny College), Ser. B, 6 1/8s, 11/1/13                          BBB+            2,652,000
          1,000,000 PA State Higher Ed. Fac. Auth. Rev. Bonds
                    (Med. College), Ser. A, 7 3/8s, 3/1/21                                AAA             1,026,600
          9,500,000 PA State Higher Edl. Facs. Auth. College &
                    U. Revisions Rev. Bonds (Trustees U.), MBIA,
                    4 3/4s, 7/15/33                                                       AAA             8,134,375
          3,250,000 PA State, Tpk. Comm. Oil Franchise Tax Rev. Bonds,
                    Ser. B, AMBAC, 4 3/4s, 12/1/27                                        Aaa             2,855,938
          2,000,000 Philadelphia, G.O. Bonds, FGIC, 4 3/4s, 5/15/20                       Aaa             1,802,500
          2,220,000 Philadelphia, Auth. For Indl. Dev. Arpt. Rev. Bonds
                    (Aero Philadelphia LLC), 5 1/2s, 1/1/24                               BB/P            1,767,675
                    Philadelphia, Gas Works Rev. Bonds
          1,225,000 Ser. 13, 7.7s, 6/15/21                                                Aaa             1,270,374
          2,550,000 FSA, 6 3/8s, 7/1/26                                                   Aaa             2,645,625
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Rev. Bonds
            500,000 (Graduate Hlth. Syst.), 7s, 7/1/01 (acquired
                    1/30/98, cost $499,375) (In default) (NON) (RES)                      D                 165,000
          1,315,000 (Graduate Hlth. Syst.), 6 5/8s, 7/1/21 (acquired
                    3/18/97, cost $1,301,113) (In default) (NON) (RES)                    D                 433,950
          4,600,000 (Jeanes Hlth. Syst.), 6.6s, 7/1/10                                    BBB             4,542,500
          5,150,000 Philadelphia, Indl. Dev. Auth. Rev. Bonds
                    (Gallery II Garage), 6.4s, 2/15/13                                    BBB-            5,124,250
          1,000,000 Philadelphia, Muni. Auth. Rev. Bonds, Ser. B, FGIC,
                    7 1/8s, 11/15/18                                                      Aaa             1,044,950
          4,125,000 Philadelphia, School Dist., FRB, 5 3/4s, 3/1/29
                    (acquired 2/1/00, cost $3,645,923) (RES)                              AAA/P           4,243,594
          2,000,000 Philadelphia, School Dist. G.O. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 9/1/09                                                 Aaa             2,217,500
          2,250,000 Philadelphia, Wtr. & Swr. Rev. Bonds, Ser. 16, FSA,
                    7s, 8/1/21                                                            Aaa             2,332,283
          3,000,000 Philadelphia, Wtr. & Wastewtr. Rev. Bonds, MBIA,
                    6 1/4s, 8/1/08                                                        Aaa             3,300,000
          2,160,000 Pittsburgh, G.O. Bonds, AMBAC, 5 1/2s, 9/1/14                         Aaa             2,205,900
          2,850,000 Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. 415,
                    9.1s, 9/1/13 (acquired 9/3/98, cost $3,950,727) (RES)                 AAA             3,658,688
          1,000,000 Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                    Ser. A, FGIC, 7 1/8s, 6/1/13                                          Aaa             1,033,050
          3,000,000 Scranton-Lackawanna, Hlth. & Welfare Auth.
                    Rev. Bonds (Moses Taylor Hosp.), Ser. B,
                    8 1/2s, 7/1/20                                                        AAA             3,127,800
          1,000,000 Smithfield, Swr. Auth. Gtd. Rev. Bonds,
                    8 5/8s, 1/15/11                                                       AAA/P           1,004,500
          2,470,000 Trafford, School Dist. Rev. Bonds, MBIA, 6.6s, 5/1/08                 Aaa             2,673,770
            400,000 Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                    Rev. Bonds (AHF/Central States Inc.),
                    10 1/4s, 11/1/19                                                      CCC/P             402,500
          3,000,000 Wilkes-Barre, School Dist. Rev. Bonds, FGIC,
                    6 3/8s, 4/1/15                                                        Aaa             3,195,000
          1,030,000 York Cnty., Hosp. Auth. Rev. Bonds (Hlth. Ctr.
                    Village at Sprenkle Drive), Ser. A, 7 3/4s, 4/1/21                    AAA             1,093,088
          1,200,000 York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                    Rev. Bonds (Rehabilitation Hosp. of York),
                    7 1/2s, 9/1/07                                                        BBB-/P          1,242,000
                                                                                                      -------------
                                                                                                        211,667,763

Puerto Rico (4.0%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. T, 6 5/8s, 7/1/12                                                A               1,578,750
          1,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth. VRDN,
                    AMBAC, 3.6s, 7/1/28                                                   Aaa             1,000,000
          2,500,000 PR Comnwlth. G.O. Bonds, MBIA, 5 3/4s, 7/1/26                         AAA             2,590,625
          1,500,000 PR Indl. Tourist Edl. Med. & Env. Control Facs.
                    Rev. Bonds (Cogen Facs. -- AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            1,569,375
          2,000,000 PR Muni. Fin Agcy. G.O. Bonds, Ser. A, FSA,
                    5 7/8s, 8/1/14                                                        AAA             2,160,000
                                                                                                      -------------
                                                                                                          8,898,750
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $222,783,229) (b)                                          $220,566,513
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $224,408,420.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $222,783,229 resulting in gross unrealized appreciation and depreciation of $7,376,072 and $9,592,788, respectively, or net unrealized depreciation of $2,216,716.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000 was $15,562,604 or 6.9% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's and FRB's are the current interest rates at November 30, 2000.

      The fund had the following industry group concentrations greater than 10% at November 30, 2000
      (as a percentage of net assets):

            Health care           20.3%
            Education             19.6
            Water and sewer       15.1
            Utilities             10.7

      The fund had the following insurance concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

            MBIA                  17.8%
            AMBAC                 12.0

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000 (Unaudited)

                                   Aggregate Face  Expiration     Unrealized
                    Total Value         Value        Date        Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)        $2,527,343      $2,480,045      Dec-00        $(47,298)
Municipal Bond
Index (Short)           402,250         399,411      Mar-01          (2,839)
------------------------------------------------------------------------------
                                                                   $(50,137)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $222,783,229) (Note 1)                                        $220,566,513
-------------------------------------------------------------------------------------------
Cash                                                                                673,341
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,992,148
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              292,141
-------------------------------------------------------------------------------------------
Total assets                                                                    225,524,143

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         17,116
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               129,835
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          519,973
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        278,513
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           27,315
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        12,608
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,331
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               98,298
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               29,734
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,115,723
-------------------------------------------------------------------------------------------
Net assets                                                                     $224,408,420

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $233,926,566
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         83,379
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (7,334,672)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (2,266,853)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $224,408,420

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($156,607,923 divided by 18,097,659 shares)                                           $8.65
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.65)*                                $9.08
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($65,196,622 divided by 7,549,516 shares)+                                            $8.64
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,603,875 divided by 300,971 shares)                                                $8.65
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.65)**                               $8.94
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2000 (Unaudited)
Tax exempt interest income:                                                     $ 7,001,396
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    560,916
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      114,324
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     4,542
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,768
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               152,865
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               291,870
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 6,172
-------------------------------------------------------------------------------------------
Other                                                                                46,205
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,179,662
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (88,336)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,091,326
-------------------------------------------------------------------------------------------
Net investment income                                                             5,910,070
-------------------------------------------------------------------------------------------
Net realized gain on investments (Note 1)                                            20,705
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (138,194)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               7,966,843
-------------------------------------------------------------------------------------------
Net gain on investments                                                           7,849,354
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $13,759,424
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  5,910,070     $ 12,951,452
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (117,489)      (5,483,242)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               7,966,843      (17,230,853)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        13,759,424       (9,762,643)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,193,383)      (8,662,464)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,656,088)      (4,160,353)
--------------------------------------------------------------------------------------------------
   Class M                                                                (64,165)        (128,635)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (3,961,723)     (37,898,758)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 3,884,065      (60,612,853)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   220,524,355      281,137,208
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $83,379 and $86,945 respectively)                          $224,408,420     $220,524,355
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            November 30
operating performance                (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                     8.35         9.12         9.49        $9.21        $9.08        $9.24
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .24          .47          .46          .49          .50          .51
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30         (.77)        (.28)         .31          .20         (.16)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .54         (.30)         .18          .80          .70          .35
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.47)        (.46)        (.48)        (.49)        (.51)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.09)        (.04)        (.08)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.47)        (.55)        (.52)        (.57)        (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.65        $8.35        $9.12        $9.49        $9.21        $9.08
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.47*       (3.30)        1.91         8.92         7.94         3.82
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $156,608     $141,406     $179,327     $187,272     $185,041     $183,117
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .87          .98          .98          .98          .98
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.74*        5.44         4.89         5.16         5.39         5.46
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  2.83*       14.85        14.28        40.76        38.10        41.40
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            November 30
operating performance                (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $8.34        $9.11        $9.48        $9.20        $9.07        $9.23
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .41          .40          .42          .44          .44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30         (.77)        (.28)         .32          .20         (.15)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .51         (.36)         .12          .74          .64          .29
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.41)        (.40)        (.42)        (.43)        (.45)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.09)        (.04)        (.08)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.41)        (.49)        (.46)        (.51)        (.45)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.64        $8.34        $9.11        $9.48        $9.20        $9.07
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.12*       (3.94)        1.24         8.22         7.24         3.14
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $65,197      $76,921      $98,447      $90,303      $77,399      $65,669
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75*        1.52         1.63         1.63         1.63         1.62
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.42*        4.79         4.24         4.51         4.73         4.78
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  2.83*       14.85        14.28        40.76        38.10        41.40
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                           November 30                                                      July 3, 1995+
operating performance               (Unaudited)                   Year ended May 31                   to May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $8.36        $9.12        $9.49        $9.22        $9.09        $9.10
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .44          .43          .46          .47          .44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29         (.76)        (.28)         .30          .21         (.01)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .51         (.32)         .15          .76          .68          .43
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.44)        (.43)        (.45)        (.47)        (.44)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.09)        (.04)        (.08)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.44)        (.52)        (.49)        (.55)        (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.65        $8.36        $9.12        $9.49        $9.22        $9.09
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.18*       (3.48)        1.60         8.47         7.61         4.70*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,604       $2,197       $3,363       $1,994         $660         $337
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .58*        1.17         1.28         1.28         1.28         1.13*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.59*        5.14         4.59         4.85         5.04         4.49*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  2.83*       14.85        14.28        40.76        38.10        41.40
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of Pennsylvania tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000 the fund had a capital loss carryover of approximately $2,668,000 available to offset future capital gains, if any, which will expire May 31, 2008.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2000, the fund's expenses were reduced by $88,336 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $517 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $7,890 and $342 from the sale of class A and class M shares, respectively, and $89,036 in contingent deferred sales charges from redemptions of class B shares.

A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During six months ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,181,480 and $9,714,358, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,564,642        $ 22,010,666
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  275,887           2,375,429
---------------------------------------------------------------------------
                                             2,840,529          24,386,095

Shares
repurchased                                 (1,673,059)        (14,370,008)
---------------------------------------------------------------------------
Net increase                                 1,167,470        $ 10,016,087
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,903,581        $ 16,437,995
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  575,135           4,933,503
---------------------------------------------------------------------------
                                             2,478,716          21,371,498

Shares
repurchased                                 (5,217,578)        (44,783,737)
---------------------------------------------------------------------------
Net decrease                                (2,738,862)       $(23,412,239)
---------------------------------------------------------------------------

                                         Six months ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    400,688        $  3,349,749
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  111,434             957,649
---------------------------------------------------------------------------
                                               512,122           4,307,398

Shares
repurchased                                 (2,183,195)        (18,612,806)
---------------------------------------------------------------------------
Net decrease                                (1,671,073)       $(14,305,408)
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    959,926        $  8,296,358
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  296,089           2,536,156
---------------------------------------------------------------------------
                                             1,256,015          10,832,514

Shares
repurchased                                 (2,846,275)        (24,385,706)
---------------------------------------------------------------------------
Net decrease                                (1,590,260)       $(13,553,192)
---------------------------------------------------------------------------

                                         Six months ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     39,639            $340,698
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,371              54,882
---------------------------------------------------------------------------
                                                46,010             395,580

Shares
repurchased                                     (7,887)            (67,982)
---------------------------------------------------------------------------
Net increase                                    38,123            $327,598
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     89,479         $   783,722
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   11,470              97,957
---------------------------------------------------------------------------
                                               100,949             881,679

Shares
repurchased                                   (206,814)         (1,815,006)
---------------------------------------------------------------------------
Net decrease                                  (105,865)        $  (933,327)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Award for Service nine times in the past ten years and has won the Intermediary Service Award for advisors all three years in which it has been given.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581


* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA054-67676  047/226/2AE  1/01